Exhibit 10.1

     Employment Agreements have been executed by the Company and the indicated employees, each substantially identical in all material respects to the form of agreement filed as Exhibit 10.5 to the Company's Annual Report on Form 10-K for the year ended December 31, 1997, except as noted below. Each Employment Agreement was executed for the Company by Dr. Valles, except the agreement with Dr. Valles, which was executed for the Company by Mr. Gray.

                                                            TERMINATION
EMPLOYEE AND             BASE           DATE OF             DATE OF
POSITION                 SALARY         AGREEMENT           AGREEMENT


Neil M. Bardach          $225,000       August 1, 1998      October 22, 1999
Vice President -
Finance and Chief
Financial Officer

Howard R. Crabtree       $204,347       October 22, 1998    October 21, 2001
Vice President,
Organization and
Human Resources

Anton Dulski             $233,352       October 22, 1998    October 21, 2001
Vice President;
President and Chief
Executive Officer of
Minteq International Inc.

S. Garrett Gray          $209,576       October 22, 1998    October 21, 2001
Vice President,
General Counsel
and Secretary

Paul R. Saueracker       $241,146       October 22, 1998    October 21, 2001
Vice President;
President and Chief
Executive Officer of
Specialty Minerals Inc.

Jean-Paul Valles         $738,972       October 22, 1997    October 17, 2001
Chairman and Chief
Executive Officer